UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Soliciting Material under §240.14a-12.

COLUMBIA SELIGMAN PREMIUM

TECHNOLOGY GROWTH FUND, INC.

(Name of Registrant as Specified in its Charter)

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Columbia Seligman Premium Technology Growth Fund, Inc.

225 Franklin Street

Boston, Massachusetts 02110

Toll-Free Telephone (800) 937-5449

Notice of Annual Meeting of Stockholders

to be held on April 16, 2018

To the Stockholders:

The Eighth Annual Meeting of Stockholders (the “Meeting”) of Columbia Seligman Premium Technology Growth Fund, Inc., a Maryland corporation (the “Fund”), will be held at The Marquette Hotel, 710 S. Marquette Avenue, Minneapolis, Minnesota 55402, on April 16, 2018, at 9:30 a.m., local time, for the following purposes:

(1)	To elect one Director to hold office until the 2020 Annual Meeting of Stockholders and to elect three Directors, each to hold office until the 2021 Annual Meeting of Stockholders, and all until their successors are elected and qualify;

(2)	To consider a proposal to ratify the selection of PricewaterhouseCoopers LLP as the Fund’s independent registered public accounting firm; and

(3)	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof;

all as more fully set forth in the Proxy Statement accompanying this Notice. You will need proof of record ownership of the Fund’s stock to enter the Meeting or, if your shares are held in street name, a proxy from the record holder.

The close of business on February 27, 2018 has been fixed as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof.

Your vote is very important. Whether or not you plan to attend the Meeting, and regardless of the number of shares you own, we urge you to vote by promptly signing, dating and returning the enclosed Proxy Card, or by authorizing your proxy by telephone or the Internet as described in the enclosed Proxy Card. In addition, you may be able to authorize your proxy by telephone through the Fund’s proxy solicitor.

If you have any questions or need additional information, please contact Georgeson LLC, the Fund’s proxy solicitor, at 1290 Avenue of the Americas, 9th Floor, New York, NY 10104, or by telephone at 1-800-261-1047.

By order of the Board of Directors,

Ryan C. Larrenaga

Secretary

Dated: Boston, MA, March 5, 2018

YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY SHARES YOU OWN.

You may authorize your proxy by telephone, the Internet, or by completing, dating and signing the enclosed Proxy Card, and returning it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. In order to avoid the additional expense of further solicitation, we ask your cooperation in authorizing your proxy promptly by telephone, the Internet, or by mailing the enclosed Proxy Card.

March 5, 2018

Columbia Seligman Premium Technology

Growth Fund, Inc.

225 Franklin Street

Boston, Massachusetts 02110

PROXY STATEMENT

Annual Meeting of Stockholders to be held on April 16, 2018

This Proxy Statement is furnished to you in connection with the solicitation of proxies by Columbia Seligman Premium Technology Growth Fund, Inc., a Maryland corporation (the “Fund”), to be used at the Eighth Annual Meeting of Stockholders (the “Meeting”) to be held at The Marquette Hotel, 710 S. Marquette Avenue, Minneapolis, Minnesota 55402, on April 16, 2018 at 9:30 a.m., local time. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to Stockholders on or about March 8, 2018.

If you properly authorize your proxy by the Internet or telephonically or by executing and returning the enclosed Proxy Card, and your proxy is not subsequently revoked, your votes will be cast at the Meeting, and any postponement or adjournment thereof. If you give instructions, your votes will be cast in accordance with your instructions. If you return your signed Proxy Card without instructions, your votes will be cast (i) FOR the election of the four Directors named in Proposal 1 and (ii) FOR the ratification of the selection of an independent registered public accounting firm for the Fund (Proposal 2). Your votes will be cast in the discretion of the Proxy holders on any other matter that may properly have come before the Meeting and any postponement or adjournment thereof, including, but not limited to, proposing and/or voting on the adjournment or postponement of the Meeting with respect to one or more Board proposals in the event that sufficient votes in favor of any Board proposal are not received. If you execute, date and submit a proxy card that is received by the Fund prior to the Meeting, you may revoke that proxy or change it by written notice to the Fund (Attention: Secretary) by submitting a subsequently executed and dated proxy card, by authorizing your proxy by telephone or Internet on a later date or by attending the Meeting and casting your vote in person. If you authorize your proxy by telephone or through the Internet, you may revoke it by authorizing a subsequent proxy by telephone or Internet, by completing, signing and returning a proxy card dated as of a date that is later than your last telephone or Internet proxy authorization or by attending the Meeting and casting your vote in person. Attending the Meeting will not automatically revoke your prior proxy.

The close of business on February 27, 2018 has been fixed as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof. On that date, the Fund had outstanding 15,622,509 shares of common stock, par value $0.01 per share (the “Common Stock”), each share being entitled to one vote. For all matters to be voted upon, an abstention or broker non-vote will not be considered a vote cast. Abstentions and broker non-votes, if any, will be considered present for the purpose of determining the presence of a quorum. For purposes of the vote on the election of each nominee for Director (Proposal 1), abstentions and broker non-votes, if any, with respect to a Director will have the same effect as a vote against that Director. For purposes of the vote on ratification of the selection of an independent registered public accounting firm (Proposal 2), abstentions and broker non-votes, if any, will have no effect on the result of the vote.

The presence in person or by proxy of Stockholders entitled to cast a majority of all the votes entitled to be cast at the Meeting shall constitute a quorum. In the event that a quorum is not present at the Meeting or, even if a quorum is so present, in the event that sufficient votes in favor of any Board proposal (including the election of each of the Board’s nominees for Director) are not received and tabulated prior to the time the Meeting is called to order, the chairman of the Meeting may adjourn the Meeting with no notice other than an announcement at the Meeting and further solicitation may be made with respect to such Board proposal. If a vote to adjourn the Meeting with respect to one or more of the Board’s proposals is called, the votes of Stockholders indicating a vote for, or not providing instructions with respect to, a Board proposal in their Proxies will be cast for adjournment with respect to that proposal and votes of Stockholders indicating a vote against such a Board proposal will be cast against adjournment with respect to that proposal.

Columbia Management Investment Advisers, LLC (“Columbia Management” or the “Manager”), a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”), is the investment manager of the Fund. Columbia Management is also responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, the coordination of the Fund’s service providers and the provision of related clerical and administrative services to the Fund. Columbia Management is located at 225 Franklin Street, Boston, Massachusetts 02110, and Ameriprise Financial is located at 1099 Ameriprise Financial Center, Minneapolis, Minnesota 55474.

The Fund will furnish, without charge, a copy of its most recent annual report and most recent semi-annual report to any Stockholder upon request by calling 1-800-937-5449.

American Stock Transfer & Trust Company, LLC (“AST”) is the Fund’s transfer agent, registrar, dividend disbursing and paying agent and stockholder servicing agent. AST is located at 6201 15th Avenue, Brooklyn, New York 11219. If you have elected to receive one Proxy Statement for all accounts maintained by members of your household and such accounts are held directly with AST, AST will deliver promptly upon written request to AST at the address provided in the preceding sentence, a separate copy of the Proxy Statement for a separate account. If you are currently receiving multiple copies of the Proxy Statement and wish, in the future, to receive only one copy for all accounts maintained by members of your household and your accounts are held directly with AST, please contact AST. If you maintain your Fund account through a financial intermediary and wish to make a change to the number of Proxy Statements received by you and members of your household, you must contact that financial intermediary.

Proposal 1

Election of Directors

The Fund’s Stockholders elect members of the Fund’s Board of Directors (the “Board”) that oversee the Fund’s operations. The Board is presently comprised of nine Directors. Under the current Board policy, Directors not affiliated with the Manager generally serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds Board meeting they attended as a member of the Board. The Board is divided into three classes, each of which currently consists of three Directors. Members of each class hold office for a term of three years and until their successors are elected and qualify. The term of one class expires each year.

At the Meeting, four Directors are to be elected. Mr. Edward J. Boudreau, Jr., whose term will expire in 2020, and Mr. George S. Batejan and Mses. Kathleen Blatz and Pamela G. Carlton, each of whose current term will expire at this Meeting, have been unanimously recommended by the Board Governance Committee of the Board and by the Board for election to their respective classes until the expiration of their terms, and when their successors are elected and qualify.

If you return your signed Proxy Card without instructions, it is the intention of the persons named in the accompanying form of Proxy to nominate and to cast your votes for the election of each of Mses. Blatz and Carlton and Messrs. Batejan and Boudreau. Mses. Blatz and Carlton were last elected by Stockholders at the 2015 Annual Meeting. Messrs. Batejan and Boudreau were unanimously appointed by the Board to serve as members of the Board effective January 1, 2018, filling the seats vacated by the Board’s prior Chairman, Mr. William A. Hawkins, and Ms. Alison Taunton-Rigby, respectively, upon their retirement from the Board on December 31, 2017. Mr. Boudreau currently serves as the Board’s Chairman. Each nominee has agreed to continue to serve if elected. There is no reason to believe that any of the nominees will become unavailable for election as a Director of the Fund, but if that should occur before the Meeting, votes will be cast for the persons the Board Governance Committee and the Board recommend.

Background information regarding Mses. Blatz and Carlton and Messrs. Batejan and Boudreau, as well as the other Directors of the Fund, follows. Each member, except Mr. Truscott, currently oversees 125 portfolios in the Columbia Funds Complex managed by Columbia Management, including the Fund; Mr. Truscott oversees 191 portfolios.

Name, Address, Year of Birth	Term of Office if Elected and Length of Time Served for Corporation	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Present or Past (within past 5 years) Other Directorships	Committee Assignments
Independent Director Nominees

George S. Batejan c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1953	2018-2021 Director since January 2018	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	Trustee to certain of the Columbia open-end funds since January 2017; Advisory Board Member, University of Colorado Business School since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016	Compliance, Contracts, Investment Review

Kathleen Blatz c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1954	2018-2021 Director since October 2009	Attorney, specializing in arbitration and mediation; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance) since February 2018; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Interim Chair, Minnesota Sports Facilities Authority, March 2017-July 2017	Trustee to certain of the Columbia open-end funds since January 2006; Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee 2014-2017; Chair of the Governance Committee since 2017) since 2009; Chair of the Robina Foundation since August 2013; former Member of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017	Board Governance, Compliance, Contracts, Executive, Investment Review

Name, Address, Year of Birth	Term of Office if Elected and Length of Time Served for Corporation	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Present or Past (within past 5 years) Other Directorships	Committee Assignments

Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1944	2018-2020 Director and Chair of the Board since January 2018	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	Trustee to certain of the Columbia open-end funds since January 2005 (chair to such funds since January 2018); Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011	Board Governance, Compliance, Contracts, Executive, Investment Review

Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1954	2018-2021 Director since October 2009	President, Springboard- Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996- 1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	Trustee to certain of the Columbia open-end funds since July 2007; Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Darien Rowayton Bank (Audit Committee) since 2017	Audit, Board Governance, Contracts, Executive, Investment Review

Other Directors

The other Directors of the Fund who are not standing for election in 2018 are:

Name, Address, Year of Birth	Term of Office and Length of Time Served for Corporation	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Present or Past (within past 5 years) Other Directorships	Committee Assignments
Independent Directors

William P. Carmichael c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1943	2016-2019 Director since January 2014	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	Trustee to certain of the Columbia open-end funds since 2003; Director, The Finish Line (athletic shoes and apparel) since July 2003; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Director, International Textile Corp., 2012-2016; former Director, hhgregg 2015-2017	Audit, Board Governance, Contracts, Executive, Investment Review

Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1950	2017-2020 Director since October 2009	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	Trustee to certain of the Columbia open-end funds since November 2004; Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010	Audit, Board Governance, Contracts, Investment Review

Catherine James Paglia c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1952	2017-2020 Director since October 2009	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	Trustee to certain of the Columbia open-end funds since November 2004; Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)	Audit, Board Governance, Contracts, Executive, Investment Review

Name, Address, Year of Birth	Term of Office and Length of Time Served for Corporation	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Present or Past (within past 5 years) Other Directorships	Committee Assignments

Minor M. Shaw c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1947	2016-2019 Director since April 2016	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	Trustee to certain of the Columbia open-end funds since 2003; Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Board Chair, Hollingsworth Funds, since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016	Board Governance, Compliance, Contracts, Investment Review

Interested Director*

William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	2016-2019 Director and Senior Vice President since October 2009	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	Trustee to certain of the Columbia open-end funds since November 2001; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013	None

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

Beneficial Ownership of Shares of the Fund and Columbia Funds Complex

As of December 31, 2017, each Director (and Nominee) beneficially owned shares of the Fund and other investment companies in the Columbia Funds Complex as follows:

Name of Director/Nominee	Dollar Range of Equity Securities Owned by Director or Nominee of the Fund	Aggregate Dollar Range of Equity Securities Owned by Director or Nominee of All Funds Overseen by Director or Nominee of Columbia Funds Complex
Independent Directors/Nominees
George S. Batejan(a)	$1-$10,000	Over $100,000
Kathleen Blatz	$1-$10,000	Over $100,000
Edward J. Boudreau(a)	$1-$10,000	Over $100,000(b)
Pamela G. Carlton	$1-$10,000	Over $100,000(b)
William P. Carmichael	$1-$10,000	Over $100,000(b)
Patricia M. Flynn	$1-$10,000	Over $100,000(b)
Catherine James Paglia	$1-$10,000	Over $100,000(b)
Minor M. Shaw	$1-$10,000	Over $100,000(b)(c)

Interested Director
William F. Truscott	$10,001-$50,000	Over $100,000

(a)	Messrs. Batejan and Boudreau each became a Director effective January 1, 2018. The values shown in the table above are as of such date.
(b)	Includes the value of compensation payable under a Deferred Compensation Plan that is determined as if the amounts deferred had been invested, as of the date of deferral, in shares of one or more funds in the Columbia Funds Complex overseen by the Director as specified by the Director.
(c)	Ms. Shaw invested in a Section 529 Plan managed by the Manager that allocates assets to various open-end funds, including Columbia Funds. The amount shown includes the value of her interest in this plan determined as if her investment in the plan were invested directly in the Columbia Funds pursuant to the plan’s target allocations.

As of December 31, 2017, the Directors and officers of the Fund as a group beneficially owned less than 1% of the Fund’s Common Stock.

Responsibilities of Board with respect to Fund Management

The Board is chaired by an independent Director who has significant additional responsibilities compared to the other Board members, including, among other things: setting the agenda for Board meetings, communicating and meeting regularly with Board members between Board and committee meetings on Fund-related matters, with the Fund’s Chief Compliance Officer (“CCO”), counsel to the Independent Directors, and representatives of the Fund’s service providers.

The Board initially approves an investment management services agreement and other contracts with the Manager and its affiliates, and other service providers. Once the contracts are approved, the Board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and stockholder services. Annually, the Board evaluates the services received under the contracts by reviewing, among other things, reports covering investment performance, stockholder services, marketing, and the Manager’s profitability in order to determine whether to continue existing contracts or negotiate new contracts. The Manager is responsible for day-to-day management and administration of the Fund and management of the risks that arise from the Fund’s investments and operations. The Board’s oversight of the Manager and other service providers in the operation of the Fund includes oversight with respect to various risk management functions. The Fund is subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Day-to-day risk management functions are subsumed within the responsibilities of the Manager and other service providers (depending on the nature of the risk) who carry out the Fund’s investment management and business affairs. Each of the Manager and other service providers has its own, independent interest in risk management, and its policies and methods of carrying out risk management functions will depend, in part, on its analysis of the risks, functions and business models.

Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. As part of its regular oversight of the Fund, the Board, directly or through a committee, interacts with and reviews reports from, among others, the Manager, the independent registered public accounting firm for the Fund, and internal auditors for the Manager or its affiliates, as appropriate, regarding risks faced by the Fund and relevant risk functions. The Board also meets periodically with the Fund’s CCO, to receive reports regarding the compliance of the Fund and its principal service providers with the federal securities laws and their internal compliance policies and procedures. The Board, with the assistance of the Investment Review Committee, reviews investment policies in connection with its review of the Fund’s performance, and meets periodically with the portfolio managers of the Fund to receive reports regarding the management of the Fund, including various investment risks. As part of the Board’s periodic review of the Fund’s advisory and other service provider agreements, as applicable, the Board may consider risk management aspects of their operations and the functions for which they are responsible. In addition, the Board oversees processes that are in place addressing compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest. The Board met six times during the fiscal year ended December 31, 2017.

The Board recognizes that not all risks that may affect the Fund can be identified in advance; that it may not be practical or cost-effective to eliminate or mitigate certain risks; that it may be necessary to bear certain risks (such as various investment-related risks) in seeking to achieve the Fund’s investment objectives; and that the processes and controls employed to address certain risks may be limited in their effectiveness. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Director Biographical Information and Qualifications

The following provides an overview of the considerations that led the Board to conclude that each individual serving as a Director should so serve. Generally, no one factor was decisive in the selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other Directors; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other enterprises and organizations; and (iv) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Director, the individual’s substantial professional accomplishments and experience were a significant factor in the determination that, in light of the business and structure of the Fund, the individual should serve as a Director. Following is a summary of each Director’s particular professional experience and additional considerations that contributed to or support the Board’s conclusion that an individual should serve as a Director:

George S. Batejan – Mr. Batejan has over 40 years’ experience in the financial services industry, including service as a former Executive Vice President and Global Head of Technology and Operations of Janus Capital Group, Inc. He has also served as Senior Vice President and Chief Information Officer of Evergreen Investments, Inc., Executive Vice President and Chief Information Officer of OppenheimerFunds, Inc., and Head of Global Operations and Systems/Senior Vice President of American International Group. Mr. Batejan is an 18-year veteran of Chase Manhattan Bank, N.A. where he progressed to the Private Banking Vice President and Division Executive of the Americas’ Service Delivery Group. He has also served on numerous corporate and non-profit boards. Additionally, Mr. Batejan has managed operational units supporting the mutual fund business. These functions include fund accounting, fund treasury, fund tax, transfer agent, trade processing and settlement, proxy voting, corporate actions, operational risk, business continuity, and cyber security. He was also a member of the Ethics Committee, Global Risk Committee, and Cyber Security Committee of a major investment manager.

Kathleen Blatz – Ms. Blatz has had a successful legal and judicial career, including serving for eight years as Chief Justice of the Minnesota Supreme Court. Prior to being a judge, she practiced law and also served in the Minnesota House of Representatives having been elected to eight terms. While in the legislature she served on various committees, including the Financial Institutions and Insurance Committee and the Tax Committee. Since retiring from the Bench, she has been appointed as an arbitrator on many cases involving business to business disputes, including some pertaining to shareholder rights issues. She also has been appointed to two Special Litigation Committees by boards of Fortune 500 Companies to investigate issues relating to cyber-security and stock options. In February 2018, she was appointed Interim President and Chief Executive Officer of Blue Cross and Blue Shield of Minnesota. She also serves on the boards of directors of BlueCross BlueShield of Minnesota as well as several non-profit organizations.

Edward J. Boudreau, Jr. – Prior to the establishment of E. J. Boudreau & Associates, Mr. Boudreau left a successful 32-year career at John Hancock Financial Services, the last 11 years of which he served as Chairman and Chief Executive Officer of John Hancock Investments. He spent the first 18 years of his career at John Hancock Mutual Life Insurance Company in its treasury and financial management areas, progressing to Senior Vice President and Treasurer. For the following three years he worked on special assignments for the Chairman, including acting as temporary head of the Information Technology Department for two years. During his time as CEO of John Hancock Investments, Mr. Boudreau also served on the Investment Company Institute’s Board of Governors. He also has experience on other boards of directors of other companies. He is currently a member of the Advisory Board to the Mutual Fund Directors Forum and serves as a FINRA Industry Arbitrator.

Pamela G. Carlton – Ms. Carlton has over 20 years’ experience in the investment banking industry, as a former Managing Director of JP Morgan Chase and a 14-year veteran of Morgan Stanley Investment Banking and Equity Research. She is currently the President of Springboard Partners in Cross Cultural Leadership, a consulting firm that she founded. Ms. Carlton also serves on the Board of Directors of Darien Rowayton Bank, a privately held community bank, where she serves on the Audit Committee. She also has experience on other boards of directors of non-profit organizations, including the Board of Trustees of New York Presbyterian Hospital where she is on the Executive Committee and Chair of the Human Resources Committee.

William P. Carmichael – Prior to forming The Succession Fund more than 15 years ago, Mr. Carmichael, a Certified Public Accountant and attorney, had 4 years of experience with Price Waterhouse (now PricewaterhouseCoopers LLP) and 21 years of experience in various financial positions with global consumer product companies, including: Senior Vice President of Sara Lee Corporation and Senior Vice President and Chief Financial Officer of Beatrice Foods Company. He has been Treasurer and Chairman of the Investment Committee for the Indiana University Foundation, and has been an adjunct professor of finance for the I.U. Kelley School of Business. Mr. Carmichael has also been a member of the board and the Investment Committee of the Virginia Law School Foundation, and has served on numerous public company boards. His experience covers strategic planning, corporate governance and multiple financial functions, including investments.

Patricia M. Flynn – Dr. Flynn is a Trustee Professor of Economics and Management at Bentley University, where she previously served as Dean of the McCallum Graduate School of Business. Her research and teaching focus on technology-based economic development, corporate governance and women in business, which she has also written on extensively. She has served on numerous corporate and non-profit boards, including Boston Fed Bancorp Inc., U.S. Trust and The Federal Savings Bank.

Catherine James Paglia – Ms. Paglia has been a Director of Enterprise Asset Management, Inc., a real estate and asset management company, for over 15 years. She previously spent eight years as a Managing Director at Morgan Stanley, 10 years as a Managing Director of Interlaken Capital and served as Chief Financial

Officer of two public companies. She also has experience on other boards of directors of public and non-profit organizations.

Minor M. Shaw – Ms. Shaw is President of Micco, LLC, a private investment company, and past president of Micco Corporation and Mickel Investment Group. She is chairman of the Daniel-Mickel Foundation, The Duke Endowment, and the Hollingsworth Funds. She currently serves as chairman of the Greenville-Spartanburg Airport Commission. She holds numerous civic and business board memberships and is a past chair of Wofford College Board of Trustees. Ms. Shaw serves on the board of BlueCross BlueShield of South Carolina and on the advisory board of Duke Energy Corp. She has also served on the boards of Citizens & Southern Bank of SC, Interstate Johnson Lane and Piedmont Natural Gas.

William F. Truscott – Mr. Truscott has served on the Board of Directors/Trustees of various Columbia Funds since 2001. He has served as Chairman of the Board of the Manager since May 2010 and since February 2012 has served as its President. From 2001 to April 2010, Mr. Truscott served as the President, Chairman of the Board and Chief Investment Officer of the Manager. He has served as Director of Columbia Management Investment Distributors, Inc. (the distributor of the open-end funds (other than the Columbia ETFs) in the Columbia Funds Complex) since May 2010 and since February 2012 has served as its Chief Executive Officer. The Board has concluded that having a senior member of the Manager serve on the Board can facilitate increased access to information regarding the Manager for the independent Directors, which is the Fund’s most significant service provider.

Committees of the Board

The Board has organized the following standing committees to facilitate its work: Board Governance Committee, Compliance Committee, Contracts Committee, Executive Committee, Investment Review Committee and Audit Committee. These Committees are comprised solely of independent Directors. The table above providing background on each Director also includes their respective committee assignments. The duties of these committees are described below.

Mr. Boudreau, as Chair of the Board, acts as a point of contact between the independent Directors and the Manager between Board meetings in respect of general matters.

Board Governance Committee.    Recommends to the Board the size, structure and composition of the Board and its committees; the compensation to be paid to members of the Board; and a process for evaluating the Board’s performance. The committee also reviews candidates for Board membership, including candidates recommended by Stockholders. The committee also makes recommendations to the Board regarding responsibilities and duties of the Board, oversees proxy voting and supports the work of the Board Chair in relation to furthering the interests of the Fund and other funds in the Columbia Funds Complex overseen by the Board and their shareholders.

To be considered as a candidate for Director, recommendations must include a curriculum vitae and be mailed to Edward J. Boudreau, Jr., Chair of the Board, Columbia Funds Complex, 225 Franklin Street, Mail Drop BX 32-05228, Boston, MA 02110. To be timely for consideration by the committee, the submission, including all required information, must be submitted in writing not less than 120 days before the date of the proxy statement for the previous year’s annual meeting of Stockholders. The committee will consider only one candidate submitted by such a Stockholder or group for nomination for election at a meeting of Stockholders. The committee will not consider self-nominated candidates or candidates nominated by members of a candidate’s family, including such candidate’s spouse, children, parents, uncles, aunts, grandparents, nieces and nephews. Stockholders who wish to submit a candidate for nomination directly to the Fund’s Stockholders must follow the procedures described in the Fund’s Bylaws, as posted to the website www.columbiathreadneedle.com/us.

The committee will consider and evaluate candidates submitted by the nominating Stockholder or group on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. The committee may take into account a wide variety of factors in considering director candidates, including (but not limited to): (i) the candidate’s knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a director or senior officer of other public or private companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the Fund; (vii) the candidate’s ability to qualify as an independent director; and (viii) such other criteria as the committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

Members of the committee (and/or the Board) also meet personally with each nominee to evaluate the candidate’s ability to work effectively with other members of the Board, while also exercising independent judgment. Although the Board does not have a formal diversity policy, the Board endeavors to comprise itself of members with a broad mix of professional and personal backgrounds. Thus, the committee and the Board accorded particular weight to the individual professional background of each independent Director. The committee held twelve meetings during the fiscal year ended December 31, 2017.

Compliance Committee.    Supports the Fund’s maintenance of a strong compliance program by providing a forum for independent Directors to consider compliance matters impacting the Fund or its key service providers; developing and implementing, in coordination with the CCO, a process for the review and consideration of compliance reports that are provided to the Board; and providing a designated forum for the Fund’s CCO to meet with independent Directors on a regular basis to discuss compliance matters. The committee held five meetings during the fiscal year ended December 31, 2017.

Contracts Committee.    Reviews and oversees the contractual relationships with service providers. Receives and analyzes reports covering the level and quality of services provided under contracts with the Fund and advises the Board regarding actions taken on these contracts during the annual review process. Reviews and considers, on behalf of all Directors, the Fund’s management contract to assist the Directors in fulfilling their responsibilities relating to the Board’s evaluation and consideration of these arrangements. The committee held six meetings during the fiscal year ended December 31, 2017.

Executive Committee.    Acts, as needed, for the Board between meetings of the Board, and can meet in advance of, and/or for planning, regularly scheduled meetings or other Board matters. The committee did not hold any meetings during the fiscal year ended December 31, 2017.

Investment Review Committee.    Reviews and oversees the management of the Fund’s assets. Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports any concerns to the Board. The committee held five meetings during the fiscal year ended December 31, 2017.

Audit Committee.    Oversees the accounting and financial reporting processes of the Fund and its internal controls over financial reporting. Oversees the quality and integrity of the Fund’s financial statements and independent audits as well as the Fund’s compliance with legal and regulatory requirements relating to the Fund’s accounting and financial reporting, internal controls over financial reporting and independent audits. The committee also makes recommendations regarding the selection of the Fund’s independent registered public accounting firm (i.e., independent auditors) and reviews and evaluates the qualifications, independence and performance of the auditor. The committee oversees the Fund’s risks by, among other things, meeting with the Fund’s internal auditors, establishing procedures for the confidential, anonymous submission by employees of concerns about accounting or audit matters, and overseeing the Fund’s Disclosure Controls and Procedures. This committee acts as a liaison between the independent auditors and the full Board and must prepare an audit committee report. This committee operates pursuant to a written charter, a copy of which is available at www.columbiathreadneedle.com/us. The members of this committee are “independent” as required by applicable listing standards of the New York Stock Exchange. The report of the Audit Committee, as approved by the Board on February 20, 2018, is attached to this Proxy Statement as Appendix 1. The committee held seven meetings during the fiscal year ended December 31, 2017.

Procedures for Communications to the Board of Directors

The Board of Directors has adopted a process for Stockholders to send communications to the Board. To communicate with the Board of Directors or an individual Director, a Stockholder must send written communications to Columbia Funds Complex, 225 Franklin Street, Mail Drop BX 32-05228, Boston, MA 02110, addressed to the Board of Directors or, as the case may be, an individual Director.

Executive Officers of the Fund

Information with respect to Executive Officers, other than Mr. Truscott who is a Senior Vice President, is as follows:

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof*	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010 — December 2014); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 — January 2017 and January 2013 — January 2017, respectively; and Chief Counsel, January 2010 — January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 — 2013).

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof*	Principal Occupation(s) During Past Five Years

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 — 2016).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.

*	All officers are elected annually by the Board of Directors and serve until their successors are elected and qualify or their earlier resignation.

Remuneration of Directors and Officers

Total Directors’ fees paid by the Fund to the independent Directors for the year ended December 31, 2017 were as follows:

Number of Independent Directors	Capacity in which Remuneration was Received	Aggregate Direct Remuneration
8	Director and Member of Committees and Sub-Committees	$24,703

The following table shows the total compensation (attendance, retainer, committee and/or sub-committee fees) paid to independent Directors for their services from all the funds in the Columbia Funds Complex overseen by the Director, as well as from the Fund, for the fiscal year ended December 31, 2017.

Name	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation From the Fund and Columbia Funds Complex(a)
George S. Batejan(b)	N/A	$0	$287,500
Kathleen Blatz	$3,374	0	327,500
Edward J. Boudreau, Jr.(b)	N/A	0	302,500
Pamela G. Carlton(c)	3,374	0	327,500
William P. Carmichael	3,374	0	312,500
Patricia M. Flynn(c)	3,374	0	297,500
William A. Hawkins(c)(d)	2,781	0	425,000
Catherine James Paglia(c)	1,678	0	315,000
Minor M. Shaw(c)	3,374	0	297,500
Alison Taunton-Rigby(d)	3,374	0	312,500

(a)	For the year ended December 31, 2017, there were 123 portfolios in the Columbia Funds Complex, including the Fund, overseen by the Directors, except for Mr. Batejan and Mr. Boudreau, who oversaw 121 portfolios, and Mr. Truscott, who oversaw 189 portfolios.
(b)	Mr. Batejan and Mr. Boudreau each became a Director effective January 1, 2018, and, as such received no compensation from the Fund prior to such date. Prior to January 1, 2018 (and during 2017), each of Mr. Batejan and Mr. Boudreau served as trustees to certain open-end funds in the Columbia Funds Complex.
(c)	Ms. Carlton, Ms. Flynn, Mr. Hawkins, Ms. Paglia, and Ms. Shaw elected to defer a portion of the total compensation from the Fund payable during the period in the amount of $337, $3,374, $835, $1,259 and $1,687, respectively.
(d)	Mr. Hawkins and Ms. Taunton-Rigby each served as a Director until December 31, 2017, and stopped receiving compensation from the Fund and the Columbia Funds Complex as of such date.

No compensation is paid by the Fund or other funds in the Columbia Funds Complex to Directors or officers of the Fund or other funds in the Columbia Funds Complex, as applicable, who are employees or officers of the Manager or its affiliates.

The independent Board members determine the amount of compensation that they receive, including the amount paid to the Chairman of the Board. In determining compensation for the independent Board members, the independent Board members take into account a variety of factors including, among other things, their collective significant work experience (e.g., in business and finance, government or academia). The independent Board members also recognize that these individuals’ advice and counsel are in demand by other organizations, that these individuals may reject other opportunities because of the demands of their duties as independent Board members, and that they undertake significant legal responsibilities. The independent Board members also consider the compensation paid to independent board members of other fund complexes of comparable size and, in doing so, they seek to set their compensation from the Columbia Funds Complex at a level that approximates or is lower than the median level of compensation paid by such other comparable complexes. In determining the compensation paid to the Chairman, the independent Board members take into account, among other things, the Chairman’s significant additional responsibilities (e.g., setting the agenda for Board meetings, communicating or meeting regularly with the Fund’s CCO, counsel to the independent Board members, and the Fund’s service providers), which result in a significantly greater time commitment required of the Chairman. The Chairman’s compensation, therefore, has generally been set at a higher level than the other independent Board members.

The independent Board members, other than the Board Chairman, are paid an annual retainer of $215,000 with respect to all funds in the Columbia Funds Complex overseen by them, $10,000 of which is allocated from the Fund and one other closed-end fund (collectively, the “Closed-End Funds”) based, in part, on the relative assets of the Closed-End Funds. The independent Directors also receive the following compensation from funds in the Columbia Funds Complex other than the Closed-End Funds: committee Chairs each receive an additional annual retainer of $20,000 and sub-committee chairs each receive an additional annual retainer of $5,000. In addition, independent Board members are paid the following fees for attending Board and committee meetings: $5,000 per day for in-person Board meetings and $2,500 per day for in-person committee or sub-committee meetings (if such meetings are not held on the same day as a Board meeting). Independent Board members are not paid for special meetings conducted by telephone. The Board’s Chairman will receive total annual cash compensation of $425,000, of which $10,000 is allocated from the Closed-End Funds.

The independent Board members may elect to defer payment of up to 100% of the compensation they receive in accordance with a Deferred Compensation Plan (the “Deferred Plan”). Under the Deferred Plan, a Board member may elect to have his or her deferred compensation treated as if it had been invested in shares of one or more of the funds in the Columbia Funds Complex, and the amount paid to the Board member under the Deferred Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Deferred Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. It is anticipated that deferral of Board member compensation in accordance with the Deferred Plan will have, at most, a negligible impact on the Fund’s assets and liabilities.

The Fund’s Bylaws require each Director to be elected by the affirmative vote of the holders of a majority of the votes entitled to be cast in the election of a Director.

Your Board of Directors Unanimously Recommends that the Stockholders Vote

FOR

the Election of Each of the Nominees to Serve as Director of the Fund.

Proposal 2

Ratification of Selection of Independent Registered Public Accounting Firm

On February 20, 2018, the Audit Committee of the Board of Directors recommended and the Board of Directors, including a majority of those members who are not “interested persons” of the Fund (as defined in the 1940 Act), approved PricewaterhouseCoopers LLP (PwC) as the independent registered public accounting firm to serve as auditors of the Fund for 2018. PwC began service as the Fund’s independent registered public accounting firm effective in the third quarter of 2012.

Neither the Fund’s Charter nor its Bylaws require that Stockholders ratify the selection of PwC as the Fund’s independent registered public accounting firm. The Board of Directors is submitting this matter to the Stockholders as a matter of good corporate practice. If the Stockholders do not ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain PwC, but may determine to nonetheless continue to retain PwC. Even if the selection is ratified, the Audit Committee and the Board in their discretion may change the selection at any time during the year if they determine that such change would be in the best interests of the Fund. If no other instructions are provided, it is intended that the persons named in the accompanying form of proxy will vote FOR the ratification of the selection of PwC. A representative of PwC will be in attendance at the Meeting and will have the opportunity to make a statement and to respond to appropriate questions.

As the Fund’s independent accountant, PwC must meet regulatory requirements relating to independence, including the SEC’s auditor independence rules which prohibit accounting firms from having certain financial relationships with their audit clients and affiliated entities. Specifically, as interpreted by SEC staff, under

Rule 2-01(c)(1)(ii)(A) of Regulation S-X (the Loan Rule), an accounting firm would not be considered independent if it receives a loan from a lender or an affiliate of a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” PwC has advised the Audit Committee of the Board that PwC and certain of its affiliates have loans from lenders who are also record owners of more than 10% of the shares issued by several funds in the Columbia Funds Complex or certain other entities within the Ameriprise Financial investment company complex; however, management is not aware of any such lenders having an ownership interest in the Fund of more than 10% of its outstanding shares.

On June 20, 2016, the SEC staff issued a “no-action” letter (the First Loan Rule No-Action Letter) confirming that it would not recommend that the SEC commence enforcement action against a fund that continues to fulfill its regulatory requirements under the federal securities laws by using audit services performed by an audit firm that is not in compliance with the Loan Rule, provided that: (1) the audit firm has complied with Public Company Accounting Oversight Board (PCAOB) Rule 3526(b)(1) and 3526(b)(2) or, with respect to any fund or entity to which Rule 3526 does not apply, has provided substantially equivalent communications; (2) the audit firm’s non-compliance under the Loan Rule is limited to certain lending relationships; and (3) notwithstanding such non-compliance, the audit firm has concluded that it is objective and impartial with respect to the issues encompassed within its engagement. Although the First Loan Rule No-Action Letter was issued to one fund complex, it is generally available to other fund complexes. On September 22, 2017, the SEC staff issued a second “no-action” letter (together with the First Loan Rule No-Action Letter, the “Loan Rule No-Action Letter”) extending the relief under the Loan Rule No-Action Letter indefinitely.

After evaluating the facts and circumstances related to the Loan Rule and PwC’s lending relationships, PwC advised the Audit Committee of the Board that (1) PwC is independent with respect to the Fund, within the meaning of PCAOB Rule 3520, (2) PwC has concluded that it is objective and impartial with respect to the issues encompassed within its engagement, including the audit of the Fund’s financial statements, and (3) PwC believes that it can continue to serve as the Fund’s independent registered public accounting firm. Furthermore, based on its knowledge and analyses of the facts and circumstances, PwC has confirmed that it is not aware of any facts that would preclude reliance by the Fund on the Loan Rule No-Action Letter. It is the Fund’s understanding that issues under the Loan Rule affect other major accounting firms and many other investment company complexes. It is anticipated that an ultimate resolution of the issues under the Loan Rule will be achieved; however, if PwC were determined not to be independent or the Fund were unable to rely on the Loan Rule No-Action Letter or some form of exemptive relief, among other things, the financial statements audited by PwC may have to be audited by another independent registered public accounting firm and the Fund could incur additional expense and other burdens on its operations.

PwC has audited the 2017 annual financial statements of the Fund and provided tax and other non-audit services to the Fund. PwC has also rendered audit and non-audit services to the Manager and other entities controlling, controlled by, or under common control with the Manager (together, the “Affiliated Service Providers”).

In making its recommendation, the Audit Committee considered whether the provision by PwC to the Fund of non-audit services or of professional services to the Affiliated Service Providers is compatible with maintaining the accountants’ independence and has discussed the accountants’ independence with them.

Principal Accountant Fees and Services

Unless otherwise indicated, aggregate fees billed to the Fund for professional services provided to the Fund for 2017 and 2016 by PwC were as follows:

	2017	2016
AUDIT FEES*	$28,950	$27,900
AUDIT-RELATED FEES*	—	400
TAX FEES*	3,880	4,493
ALL OTHER FEES*	—	—

*	100% of the services performed during 2017 and 2016 were pre-approved by the Audit Committee.

Audit fees include amounts related to the audit of the Fund’s annual financial statements and services normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements. Audit-related fees are for audit-related services related to the Fund’s semi-annual financial statements. Tax fees include amounts related to tax compliance services rendered for the Fund.

The Audit Committee is required to pre-approve audit and non-audit services performed for the Fund by PwC. The Audit Committee also is required to pre-approve certain non-audit services performed for Columbia Management or any entity controlling, controlled by, or under common control with Columbia Management that provide services to the Fund and such services are directly related to the operations and financial reporting of the Fund. Amounts pre-approved for such services were $110,000 in 2016 and $749,000 in 2017 for audit related services that primarily consist of internal controls reviews. The Audit Committee pre-approves permitted services at each regularly scheduled meeting, as needed. In instances where a permitted service requires pre-approval prior to a regularly scheduled meeting, pre-approval authority is delegated to Ms. Carlton (the Committee Chair). Any such pre-approval decision is reported to the Audit Committee at its next scheduled meeting. Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of de minimis amount is not required.

The affirmative vote of a majority of the votes cast at the Meeting is required to ratify the selection of PwC as independent registered public accounting firm for the Fund.

Your Board of Directors Unanimously Recommends that the Stockholders Vote

FOR

the Ratification of the Selection of PricewaterhouseCoopers LLP as

Independent Registered Public Accounting Firm for the Fund.

Other Matters

The Fund knows of no other matters which are to be brought before the Meeting. However, if any other matters come before the Meeting, it is intended that the persons named in the enclosed form of Proxy, or their substitutes, will vote in accordance with their discretion on such matters.

Notice is hereby given that, under the Securities Exchange Act’s stockholder proposal rule (Rule 14a-8), any Stockholder proposal that may properly be included in the proxy solicitation material for the next Annual Meeting must be received by the Fund no later than November 5, 2018. Timely notice of Stockholder proposals submitted outside of the Rule 14a-8 process must be received by the Fund no earlier than October 6, 2018 and no later than 5:00 P.M., Eastern time, November 5, 2018, to be eligible for presentation at the 2019 Annual Meeting. The Fund’s Bylaws require that certain information must be provided by the Stockholder to the Fund when notice of a nominee or proposal is submitted to the Fund.

Expenses

The Fund will bear the cost of soliciting proxies. In addition to the use of the mail, proxies may be solicited personally or via telephone or the internet by Directors, officers and employees of the Fund, the Manager, and Columbia Management Investment Distributors, Inc. The Fund may reimburse persons holding shares in their names or names of their nominees for their expenses in sending solicitation material to their beneficial owners. The Fund has engaged Georgeson LLC, 1290 Avenue of the Americas, 9th Floor, New York, NY 10104, to assist in soliciting proxies for a fee of $6,500, plus expenses.

By order of the Board of Directors,

Ryan C. Larrenaga

Secretary

It is important that your shares be voted promptly. All Stockholders, including those who expect to attend the Meeting, are urged to authorize their proxy as soon as possible by accessing the internet site listed on the enclosed Proxy Card, by calling the toll-free number listed on the enclosed Proxy Card, or by mailing the enclosed Proxy Card in the enclosed return envelope, which requires no postage if mailed in the United States. To enter the Meeting, you will need to present proof of record ownership of Columbia Seligman Premium Technology Growth Fund, Inc. stock or, if your shares are held in street name, a proxy from the record holder.

APPENDIX 1

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND, INC.

AUDIT COMMITTEE REPORT

The Audit Committee operates pursuant to a written charter that was last amended by the Fund’s Board of Directors (“Board”) at a November 2017 meeting. The purposes of the Audit Committee are 1) (i) to oversee the accounting and financial reporting processes of the Fund and its internal control over financial reporting; (ii) to oversee or assist Board oversight of the quality and integrity of the Fund’s financial statements and the independent audits thereof; (iii) to oversee or assist Board oversight of the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) to approve the engagement of the Fund’s independent auditors and to review and evaluate the qualifications, independence and performance of the independent auditors; and (v) to act as liaison between the independent auditors and the full Board; and 2) to furnish this report. Management of the Fund is responsible for the preparation, presentation and integrity of the Fund’s financial statements, the Fund’s accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Fund’s financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent auditors of the Fund. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as currently in effect. The Audit Committee has also considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent auditors to the Manager and to any entity controlling, controlled by or under common control with the Manager that provides ongoing services to the Fund is compatible with maintaining the auditors’ independence. Finally, the Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding independence, and has discussed with the auditors the auditors’ independence.

The members of the Audit Committee are not full-time employees of the Fund and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent auditors. Accordingly, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund’s auditors are in fact “independent.”

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above, the Audit Committee recommends the inclusion of the audited financial statements of the Fund in the Fund’s annual report to Stockholders for the most recent fiscal year.

SUBMITTED BY THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

Pamela G. Carlton

William P. Carmichael

Patricia M. Flynn

Catherine James Paglia

As approved on February 20, 2018

Columbia Seligman Premium

Technology Growth

Fund, Inc.

Managed by

COLUMBIA MANAGEMENT

INVESTMENT ADVISERS, LLC,

A WHOLLY OWNED SUBSIDIARY OF

AMERIPRISE FINANCIAL, INC.

PXY221_12_002_(03/18)

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND, INC.

Notice of Annual Meeting of Stockholders and Proxy Statement

April 16, 2018 9:30 a.m.

The Marquette Hotel 710 S. Marquette Avenue Minneapolis, MN 55402

Please authorize your proxy by telephone, by the Internet, or by mailing the enclosed Proxy Card in the enclosed return envelope which requires no postage if mailed in the United States.

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON
Attend Stockholder Meeting
710 S. Marquette Avenue
Minneapolis, MN 55402
on April 16, 2018

Please detach at perforation before mailing.

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND, INC. ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 16, 2018

The undersigned stockholder of Columbia Seligman Premium Technology Growth Fund, Inc., a Maryland corporation (the “Fund”), hereby appoints Edward J. Boudreau, Jr., Ryan C. Larrenaga, Christopher O. Petersen, Paul B. Goucher, Joseph D’Alessandro and Megan E. Garcy (or any of them) as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Fund, and any adjournments or postponements thereof (the “Meeting”), to be held at 9:30 a.m., local time, on April 16, 2018, at The Marquette Hotel, 710 S. Marquette Avenue, Minneapolis, Minnesota 55402, and to cast on behalf of the undersigned all the votes the undersigned is entitled to cast at the Meeting and otherwise represent the undersigned at the Meeting with all the powers possessed by the undersigned if personally present at the Meeting. The undersigned acknowledges receipt of the Notice of Annual Meeting and of the accompanying Proxy Statement, the terms of which are incorporated by reference, and revokes any proxies heretofore given with respect to the Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast FOR each of the nominees of the Board of Directors (Proposal 1) and FOR the ratification of the selection of PricewaterhouseCoopers LLP as independent registered public accounting firm for the Fund (Proposal 2). The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Meeting (and any adjournment or postponement thereof), including, but not limited to, proposing and/or voting on adjournment or postponement of the Meeting with respect to one or more Board proposals, including, but not limited to, in the event that sufficient votes in favor of any Board proposal are not received. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS.

VOTE VIA THE INTERNET: www.proxy-direct.com

VOTE VIA THE TELEPHONE: 1-800-337-3503

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.

STK_29540-022218

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to be Held on April 16, 2018.

The Proxy Statement and Proxy Card for this Meeting are available at:

https://www.proxy-direct.com/col-29540

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ALL NOMINEES (PROPOSAL 1) AND “FOR” THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FUND (PROPOSAL 2), EACH AS MORE FULLY DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:  ☒

A	Proposals							FOR	WITHHOLD	FOR ALL
1.	To elect four Directors:							ALL	ALL	EXCEPT

	01.	George S. Batejan	02.	Kathleen Blatz	03.	Edward J. Boudreau, Jr.	04. Pamela G. Carlton	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

								FOR	AGAINST	ABSTAIN
2.	To ratify the selection of PricewaterhouseCoopers LLP as the Fund’s independent registered public accounting firm.							☐	☐	☐

3.

To vote and otherwise represent the undersigned on any other matter that may properly come before the Meeting (and any adjournment or postponement thereof), including proposing and/or voting on adjournment or postponement of the Meeting with respect to one or more Board proposals in the event that sufficient votes in favor of any Board proposal are not received), in the discretion of the Proxy holder.

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:	Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

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